UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2009 (January 20, 2009)

Maiden Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Par-la-Ville Road, Suite 1141, Hamilton	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (441) 292-7090

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01:	Entry into a Material Definitive Agreement

The information in Item 2.03 is hereby incorporated by reference.

Section 2 – Financial Information

Item 2.03:	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

On January 20, 2009, Maiden Holdings, Ltd. (the “Company”) completed a private placement of 260,000 units (the “Units”), each Unit consisting of $1,000 principal amount of capital securities (the “Trust Preferred Securities”) of Maiden Capital Financing Trust (the “Trust”) (an indirect wholly owned subsidiary of the Company) and 45 common shares, $.01 par value, of the Company (the “Common Shares”), for a purchase price of $1,000.45 per Unit.  This resulted in gross proceeds to the Company of approximately $260,117,000, before approximately $4,100,000 of placement agent fees and expenses.  11,700,000 Common Shares in the aggregate were issued by the Company.  Certain trusts established by Michael Karfunkel and George Karfunkel, two of the Company’s founding shareholders, purchased an aggregate of 159,000 of the Units.  The remaining 101,000 Units were purchased by existing institutional investors.  The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust, dated January 20, 2009, by and among Wilmington Trust Company (“Wilmington”), as Institutional Trustee; Wilmington, as Delaware Trustee; Maiden NA, as Sponsor; and the Trust Administrators (as named therein).

The Trust used the proceeds from the sale of the Trust Preferred Securities to purchase a subordinated debenture (the “Debenture”) in the principal amount of $260,000,000 issued by the Company’s wholly owned subsidiary, Maiden Holdings North America, Ltd. (“Maiden NA”). The net proceeds to Maiden NA from the sale of the Debenture to the Trust will be used to support its North American business, principally the operations it recently acquired from GMAC RE in November 2008.

The Debenture was issued pursuant to an Indenture dated January 20, 2009 by and between the Maiden NA and Wilmington.  The terms of the Debenture are substantially the same as the terms of the Trust Preferred Securities.  The interest payments by Maiden NA will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities.  The Indenture permits Maiden NA to redeem the Debenture (and thus a like amount of the Trust Preferred Securities) at stated value plus one year’s interest together with accrued and unpaid interest, if any, through the date of redemption at any time until January 15, 2014.  On and after January 15, 2014, Maiden NA may redeem any or all of the Debenture (and thus a like amount of the Trust Preferred Securities) at stated value plus accrued and unpaid interest, if any, through the date of redemption.  If the Company redeems any amount of its Debenture, the Trust must redeem a like amount of the Trust Preferred Securities.  The Indenture permits Maiden NA, as long as no event of default has occurred and continues, to defer interest payments on the Debenture for up to 20 consecutive quarterly periods, during which interest accrues and compounds until paid.

Pursuant to separate Guarantee Agreements dated as of January 20, 2009 (each a “Guarantee Agreement”) with Wilmington, as guarantee trustee, each of the Company and Maiden NA has agreed to guarantee the payment of distributions and payments on liquidation or redemption of the Trust Preferred Securities.  The obligations of the Company and Maiden NA under their Guarantee Agreements and the Trust Preferred Securities are subordinate to all of their respective senior debt.

In connection with the offering, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with the purchasers of Units pursuant to which it agreed to file a registration statement under the Securities Act of 1933, as amended, with respect to resales of the Common Shares on or before April 15, 2009 and to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter.

The placement agent, Friedman, Billings, Ramsey & Co., Inc., received a fee of 3.5% of the principal amount of the Debenture placed with investors except for the founding shareholders.

The description above is qualified in its entirety by the Amended and Restated Declaration of Trust, the Indenture, each of the Guarantee Agreements and the Purchase Agreement filed herewith as exhibits and to which reference is made.

Section 3 – Securities and Trading Markets

Item 3.02:	Unregistered Sales of Equity Securities

The information in Item 2.03 is hereby incorporated by reference.

The issuance and sale of the Trust Preferred Securities and the Common Shares in the offering was not registered under the Securities Act of 1933, as amended, in reliance on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of said securities did not involve any public offering as each investor was “accredited” and no general solicitation has been involved in the offering.

Section 7 – Regulation FD

Item 7.01:	Regulation FD Disclosure

On January 20, 2009, the Company announced the closing of the offering reported in Item 2.03.  A copy of the press release, as well as certain information made available to purchasers in the offering, is furnished as Exhibits 99.1 and 99.2, respectively, to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01:	Financial Statements and Exhibits

(c)  Exhibits

4.1
Amended and Restated Declaration of Trust, dated as of January 20, 2009, by and among Wilmington Trust Company, as Institutional Trustee and as Delaware Trustee, Maiden Holdings North America, Ltd., as Sponsor, and the Administrators (as named therein).

4.2
Indenture, dated January 20, 2009, between Maiden Holdings North America, Ltd. and Wilmington Trust Company, as Trustee, relating to Fixed Rate Subordinated Deferable Interest Debentures Due 2039 (including the form of debenture).

4.3	Guarantee Agreement, dated as of January 20, 2009, by and between Maiden Holdings, Ltd., as Guarantor, and Wilmington Trust Company, as Trustee.

4.4	Guarantee Agreement, dated as of January 20, 2009, by and between Maiden Holdings North America, Ltd., as Guarantor, and Wilmington Trust Company, as Trustee.

10.1
Form of Purchase Agreement entered into between Maiden Holdings, Ltd., Maiden Capital Financing Trust, Maiden Holdings North America, Ltd. and various institutional investors dated as of January 14, 2009.

99.1	Press release dated January 20, 2009.

99.2	Presentation to purchasers in the offering.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 23, 2009	MAIDEN HOLDINGS, LTD.

	By:	/s/ Michael Tait
Name: Michael Tait
Title: Chief Financial Officer